EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Dispatch Auto Parts, Inc. (the "Company") for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Slocum, Chief Executive Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Slocum
Daniel Slocum
Director, President and Chief Executive Officer

August 23, 2006

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.